UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 3)

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2023

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Macquesten Parkway

Mount Vernon, NY 10550

(Address of principal executive offices) (Zip Code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On February 1, 2023, Applied UV, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report among other things the closing of two acquisitions, which was subsequently amended on February 2, 2023 to change the date of the earliest event reported on the cove page of the Initial 8-K. On February 13, 2023, the Initial 8-K was further amended by Amendment No. 2 thereto (“Amendment No. 2”) which included the information required by Item 9.01(a) and specified that the pro forma financial information required by Item 9.01(b) would be subsequently filed. . This Amendment No. 3 to the Initial 8-K provides the pro forma financial information required by Item 9.01(b).

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Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of Applied UV, Inc. as of September 30, 2022, Unaudited Pro Forma Condensed Combined Statements of Operations of Applied UV, Inc. for the year ended December 31, 2021 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2022 are attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Balance Sheet of Applied UV, Inc. as of September 30, 2022, Unaudited Pro Forma Condensed Combined Statements of Operations of Applied UV, Inc. for the year ended December 31, 2021 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: April 10, 2023	By:	/s/ Mike Riccio
	Name:	Mike Riccio
	Title:	Chief Financial Officer

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